EXHIBIT 32.1

                                                 CERTIFICATION PURSUANT TO
                                                  18 U.S.C. SECTION 1350,
                                                  AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of NetFabric Holdings, Inc. (the" Company") on Form 10-QKB for the fiscal year ended December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Fahad Syed Chairman and Chief Executive Officer, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

April 13, 2007

                                      /s/  Fahad Syed
                                      --------------------------------
                                      Name: Fahad Syed Title: Chairman and Chief
                                      Executive Officer


A signed original of this written statement required by Section 906 has been provided to NetFabric Holdings, Inc. and will be retained by NetFabric Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.